                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities

                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12

                       HYPERION COLLATERALIZED SECURITIES FUND, INC.
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
            (1)  Amount previously paid:
            (2)  Form, Schedule or Registration Statement no.:
            (3)  Filing Party:
            (4)  Date Filed:


                  HYPERION COLLATERALIZED SECURITIES FUND, INC.
   One Liberty Plaza, 165 Broadway, 36th Floor o New York, New York 10006-1404


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                                                            April 6, 2005



To the Stockholders:


     A Special Meeting of Stockholders of Hyperion Collateralized Securities Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404, on Tuesday, April 19, 2005, at 1:30 p.m., for the following purposes:

1. To approve a new Investment Advisory Agreement between the Fund and Hyperion Capital Management, Inc. (the "Advisor").

2.   To transact any other business that may properly come before the meeting.


     The close of business on April 1, 2005 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.



                                            By Order of the Board of Directors,

                                            Daniel S. Kim
                                            Secretary


                                       WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts.   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.


2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.


3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                                   Valid Signature

Corporate Accounts

(1)  ABC Corp.                                    ABC Corp.
(2)  ABC Corp.                                    John Doe, Treasurer
(3)  ABC Corp. c/o John Doe, Treasurer            John Doe
(4)  ABC Corp. Profit Sharing Plan                John Doe, Trustee

Trust Accounts

(1)  ABC Trust                                    John B. Doe, Trustee
(2)  Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe

Custodial or Estate Accounts

(1)  John B. Smith, Cust.                         John B. Smith
     f/b/o John B. Smith, Jr.
     UGMA
(2)  John B. Smith                                 John B. Smith, Jr., Executor

                  HYPERION COLLATERALIZED SECURITIES FUND, INC.
   One Liberty Plaza, 165 Broadway, 36th Floor o New York, New York 10006-1404



                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion Collateralized Securities Fund, Inc. (the "Fund") of proxies to be used at a Special Meeting of Stockholders (the "Meeting") of the Fund to be held at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404, at 1:30 p.m. on Tuesday, April 19, 2005 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about April 6, 2005.


     The annual report and semi-annual report is available free of charge by calling the Fund at 1-800-497-3746 or writing to the Fund at Attn: Shareholder Services, Hyperion Collateralized Securities Fund, Inc., One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404.


     Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the new Investment Advisory Agreement. The close of business on April 1, 2005 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each share held. On the Record Date there were 45,545,309 shares outstanding.


     Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum but will have the effect of a vote "against" approval of the new Investment Advisory Agreement between the Fund and the Adviser which requires approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     Attached to this Proxy Statement as Exhibit A is the text of the Investment Advisory Agreement being submitted for stockholder approval at the Meeting, which is more fully described under the caption "PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENT" below. The discussion and description of the Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the full text of the Investment Advisory Agreement which is attached as Exhibit A.



            PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT

Summary of the Transaction

     Hyperion Capital Management, Inc. (the "Advisor") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Fund and Advisor dated December 2, 2003 (the "Current Investment Advisory Agreement"). As explained in more detail below, stockholders are being asked to separately approve a new investment advisory agreement between the Fund and the Advisor (the "New Investment Advisory Agreement"). THE NEW INVESTMENT ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT ADVISORY AGREEMENT.

     The Advisor is a wholly-owned subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM LLC ("LSR") owns 61.75% of HHI, with the executive management of the Advisor owning the portion of HHI not owned by LSR. LSR Hyperion Corp. is the managing member of LSR. Lewis Ranieri is the sole shareholder of LSR Hyperion Corp. LSR and the management owners of HHI have agreed, pursuant to a Stock Purchase Agreement dated as of February 11, 2005, to sell all of their ownership in HHI to Brascan Financial (U.S.) Corporation, which is a wholly-owned subsidiary of Brascan Corporation (the foregoing is referred to as the "Transaction"). The Transaction is expected to close by April 30, 2005. If, for any reason, the proposed Transaction is not completed, the Current Investment Advisory Agreement will remain in effect.

     Following the Transaction, no officers or directors of the Advisor will own any interest in the Advisor.

     There is not anticipated to be any change to the management structure of the Advisor as all current officers will retain their titles and positions. There will be, however, changes to the Advisor's Board of Directors, as set forth below.

Current Board and Title                              Proposed Board and Title
--------------------------------------------------------------------------------
Clifford Lai, Director                               Clifford Lai, Director
John J. Feeney, Director                             John J. Feeney, Director
John H. Dolan, Director                              John H. Dolan, Director
                                                     Bruce Robertson, Director


     Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts.




The Current Investment Advisory Agreement


     Pursuant to the Current Investment Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund. For more information relating to the Advisor, see "General Information."

     At a meeting held on November 24, 2003, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) (the "Disinterested Directors"), approved the Current Investment Advisory Agreement through December 2, 2005. At the time of the Board's approval of the Current Investment Advisory Agreement, Mr. Lai was an interested person of the Fund. The Current Investment Advisory Agreement was approved by the sole stockholder of the Fund on December 2, 2003.



     The Current Investment Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Current Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). The Current Investment Advisory Agreement also provides that the Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.


     The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Current Investment Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are "affiliated persons" (as such term is defined in the 1940 Act) of the Advisor. The Current Investment Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.41% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees earned by the Advisor during the last fiscal year of the Fund amounted to $579,708, of which the Advisor waived $211,764. The Advisor has agreed to either waive or reimburse ongoing expenses of the Fund to the extent that such expenses exceed 0.41% of average daily net assets per annum.


The New Investment Advisory Agreement

     The New Investment Advisory Agreement is substantially the same as the Current Investment Advisory Agreement. Thus, the key terms, including fees, of the New Investment Advisory Agreement are set out in detail above, under the heading "The Current Investment Advisory Agreement." The initial term of the New Investment Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 30, 2005) as its new effective date.


     A form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Investment Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.


     Contingent upon receipt of stockholder approval, the New Investment Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be on or about April 30, 2005, and will continue in effect until April 29, 2007. Thereafter, the New Investment Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

Board Considerations Relating to the New Investment Advisory Agreement


     On February 23, 2005, the Board of Directors held a meeting called for the purpose of considering the New Investment Advisory Agreement and, after careful review, determined that approving the New Investment Advisory Agreement was in the best interests of the stockholders. At the meeting, senior officers of the Advisor discussed the Transaction and discussed the need to approve the New Investment Advisory Agreement due to the change of control of the Advisor. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund's Current Investment Advisory Agreement. In determining that the New Investment Advisory Agreement was in the best interests of the stockholders, the Board of Directors considered all factors deemed to be relevant to the Fund, including, but not limited to:


o the expectation that the operation of the Advisor and the Fund's day-to-day management, including the Fund's portfolio manager, will remain unchanged for the foreseeable future;

o the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process will remain unchanged;

o the Advisor will also have access to the resources and personnel of Brascan Corporation;

o    the financial viability of the Advisor will remain unchanged;

o the terms of the New Investment Advisory Agreement, including the fee, will be the same as those of the Current Investment Advisory Agreement;

o the nature, extent and quality of the services that the Advisor has been providing to the Fund will remain unchanged;

o the investment performance of the Fund and of similar funds managed by other advisers over various periods;

o the Advisory fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisers;

o the total expense ratio of the Fund and of similar funds managed by other advisers;

o compensation payable by the Fund to affiliates of the Advisor for other services; and

o the profitability of the Current Investment Advisory Agreement to the Advisor and its affiliates and the extent to which economies of scale would be realized as the Fund grows.


     The Board considered the level and depth of knowledge of the Advisor, including the information described below under the heading "The Advisor." In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's management through board meetings, conversations and reports.

     The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with previously in approving the Fund's Current Investment Advisory Agreement. This data compared the advisory fee to be paid under the Current Investment Advisory Agreement and estimates of the other expenses to be paid by the Fund to the advisory fees and other expenses paid by comparable funds. The comparative data assisted the Board in assessing the fairness and reasonableness of the advisory fee to be paid under the Current Investment Advisory Agreement as well as the total estimated expenses to be paid by the Fund. The Board considered the Fund's recent performance results and noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The Board noted that the Fund's advisory fee and total expenses were significantly lower than the median of advisory fees and total expenses paid by its peer group of funds. Although the Board noted that the Fund outperformed one comparable fund and underperformed three other comparable funds for the twelve month period ended December 31, 2004, the Board also considered that the Fund outperformed its benchmark, which is LIBOR (the London Inter-Bank Offering Rate) plus 4%, for the twelvesame monthtime period ended December 31, . The Board also took into consideration the financial condition, costs and profitability of the Advisor and Brascan Corporation and any indirect benefits derived by the Advisor from the Advisor's relationship with the Fund.

     In considering the approval of the New Investment Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement; performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives; the costs of services to be provided and profits to be realized by the Advisor are average in comparison to those of investment advisers of comparable funds; and the proposed advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor. The Board further determined that the change in control of the Advisor did not present any material change in the type and quality of service it would provide to the Fund which to date the Board considered to be of superior quality. Noting that the realization of economies of scale is usually reflected by including breakpoints in an advisory fee schedule, the Board concluded that because the Fund's advisory fee and total expenses were significantly lower in the first instance than the median of advisory fees and total expenses paid by its peer group of funds there was no need to include breakpoints in the Fund's advisory fee schedule in order for the Fund's shareholders to benefit from economies of scale as the Fund grew.

     The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Fund are independent of the Advisor and (2) an "unfair burden" is not imposed on the Fund as a result of the Transaction. The Advisor has agreed not to seek any increase in the advisory fees for a period of at least two years and has agreed to pay all costs associated with the 2005 Special Meeting of Stockholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that at least 75 percent of the Fund's directors will continue to be Disinterested Directors.


     After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the New Investment Advisory Agreement and recommended that the Fund's stockholders vote to approve the New Investment Advisory Agreement.

Required Vote


     Approval of the New Investment Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940
Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.


     If the stockholders of the Fund do not approve the New Investment Advisory Agreement, it is expected that the Transaction will not occur and the Advisor will continue to provide services under the Current Investment Advisory Agreement.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

                               GENERAL INFORMATION

                        MANAGEMENT AND SERVICE PROVIDERS

The Advisor

     The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of the Fund's business affairs. As of December 31, 2004, the Advisor and its affiliate had approximately $13 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage-backed securities ("MBS") and asset-backed securities ("ABS") markets.

     Mr. Lewis S. Ranieri is the Chairman of the Board of the Advisor. Mr. Andrew Carter is Vice Chairman of the Advisor, but does not serve on the Advisor's Board of Directors. Mr. Clifford E. Lai, the President and a Director of the Fund, is the President and a Director of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits. Mr. John J. Feeney is a Director and Managing Director, Marketing of the Advisor. Mr. John H. Dolan is a Director and Managing Director, Chief Investment Officer of the Advisor and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, and Mr. Daniel S. Kim, CCO and Secretary of the Fund, are also employees of the Advisor.


     The Advisor provides advisory services to several other registered investment companies, all of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and ABS, and in using hedging techniques. Mr. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation. Mr. Dolan is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dolan has also served as Chief Investment Strategist of the Advisor since 1998. Investment advisory fees paid by the Fund to the Advisor, net of waived fees, for the last fiscal year of the Fund amounted to $367,944.


     In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                                  Approximate Net Assets
Name of Fund                                 Investment Advisory Management Fees                  at November 30, 2004
-------------------------------------------- ---------------------------------------------------- -------------------------------
Hyperion 2005 Investment Grade Opportunity   0.65% of its average weekly net assets               $166,857,550
Term Trust, Inc.

The Hyperion Strategic Mortgage Income       0.65% of its average weekly net assets               $147,645,216
Fund, Inc.*

The Hyperion Total Return Fund, Inc.         0.65% of its average weekly net assets               $281,534,938

Hyperion  Fund, Inc.                         0.50% of its average weekly net assets               $145,038,480


---------------
*The Advisor has engaged Hyperion GMAC Capital Advisors L.L.C. (formerly Lend Lease Hyperion Capital Advisors, L.L.C.) to provide subinvestment advisory services for investments in commercial MBS.

Brokerage Commissions


     The Fund paid no brokerage commissions or future commissions on its securities purchases during its last fiscal year. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.


     The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

                COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS


     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and Directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended November 30, 2004 all filing requirements applicable to the Fund's officers, Directors, and greater than ten-percent beneficial owners were complied with.


                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     As of the Record Date to the best of the Fund's knowledge, the following persons owned beneficially more than five percent of the Fund's outstanding shares:

--------------------------------------------------------------------------------


                                                                            Amount and Nature
                                                                            of Beneficial       Percent of
Title of Share Class                                                        Ownership           Share Class
====================                                                        =========           ===========
                      Name and Address of Beneficial Owner
                      ====================================

--------------------- ----------------------------------------------------- ------------------- --------------
--------------------- ----------------------------------------------------- ------------------- --------------

Common shares         State Street Bank and Trust Co. TTEE                      21,973,375         48.25%
=============         ====================================                      ==========         ======
                      GMAM Group Pension Trust
                      ========================
                      State Street Financial Center
                      =============================
                      1 Lincoln Center 8th Floor
                      ==========================
                      Attn:  Andy Blood
                      =================
                      Boston, MA 02111

--------------------- ----------------------------------------------------- ------------------- --------------
--------------------- ----------------------------------------------------- ------------------- --------------

Common shares         General Motors Trust Bank                                 20,779,632         45.62%
=============         =========================                                 ==========         ======
                      National Association
                      ====================
                      GMAM Investment Funds Trust
                      ===========================
                      State Street Financial Center
                      =============================
                      1 Lincoln Center 8th Floor
                      ==========================
                      Attn:  Andy Blood
                      =================
                      Boston, MA 02111

--------------------- ----------------------------------------------------------

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.



                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     The Fund does not hold regular meetings of shareholders. All proposals by stockholders of the Fund that are intended to be presented at the Fund's next special meeting of stockholders must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting a reasonable time before any such special meeting.


                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing and assembling material in connection with this solicitation of proxies will be equally borne by the Advisor and Brascan
Corporation. The cost of mailing material in connection with this solicitation of proxies will be borne by the Advisor. In addition to the use of the mail, proxies may be solicited personally by regular employees of the Fund, or the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

April 6, 2005

                                   EXHIBIT A


                          FORM OF MANAGEMENT AGREEMENT

     AGREEMENT dated __________, 2005 between Hyperion Collateralized Securities
Fund,  Inc.  (the  "Fund"),  a  Maryland   corporation,   and  Hyperion  Capital
Management, Inc. (the "Adviser"), a Delaware corporation.

     WHEREAS,  the Fund is engaged in business as a  closed-end  non-diversified
     management   investment  company  and  is  registered  as  such  under  the
Investment
Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS,  the  Adviser  is  a  registered   investment  adviser  under  the
Investment Adviser's Act of 1940; and

     WHEREAS, the Fund desires to retain the Adviser to render investment advisory and administrative services in the manner and on the terms and conditions hereafter set forth; and

     WHEREAS, the Advisor desires to be retained to perform such services on the following terms and conditions.

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.   In General

     The Adviser agrees, all as more fully set forth herein, to act as investment adviser and administrator to the Fund with respect to the investment of the Fund's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2.   Duties and Obligations with respect to Investments of Fund Assets

     (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Fund's Board of Directors, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.

     (b) In the performance of its duties under this Agreement, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; (iv) the Fund's Registration Statement filed under the 1940 Act, including the Private Placement Memorandum forming a part thereof; and (v) any policies and determinations of the Board of Directors of the Fund.

     (c) The Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser.

     (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (e) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

     (f) The Adviser shall report to the Fund's Board of Directors, at each meeting thereof, all changes in the Fund's portfolio and will also keep the Fund in touch with important developments affecting the Fund and, on the Adviser's initiative, will furnish the Fund from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in the Fund, the activities in which such entities engage, Federal income tax policies applicable to the Fund's investments, or the conditions prevailing in the financial markets or the economy generally. The Adviser shall also furnish the Fund with such statistical and analytical information with respect to the Fund's securities as it may believe appropriate or as the Fund may reasonably request.

3.   Portfolio Transactions and Brokerage

     The Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund.

4.   Duties and Obligations with respect to Administration

     (a) Subject to the supervision and direction of the Board of Directors of the Fund, as hereinafter set forth, the Fund hereby retains the Adviser to also act as administrator of the Fund. The Adviser shall perform or arrange for the performance of the following administrative and clerical services: (i) maintain and keep the books and records of the Fund as required by law or for the proper operation of the Fund;
          (ii) prepare and, subject to approval by the Fund, file reports and other documents required by U.S. Federal, state and other applicable laws and regulations and by stock exchanges on which Fund shares may be listed, including proxy materials and periodic reports to Fund stockholders; (iii) respond to inquiries from Fund shareholders; (iv) calculate and publish or arrange for the calculation and publication of, the net asset value of the Fund's shares; (v) oversee, and, as the Board may reasonably request or deem appropriate, make reports and recommendations to the Board on, the performance of administrative and professional services rendered to the Fund by others, including its custodian, registrar, transfer agent, dividend disbursing agent and dividend reinvestment plan agent, as well as accounting, auditing and other services; (vi) provide the Fund with the services of persons competent to perform the foregoing administrative and clerical functions; (vii) provide the Fund with administrative office and data processing facilities; (viii) arrange for payment of the Fund's expenses; (ix) consult with the Fund's officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Fund; (x) prepare such financial information and reports as may be required by any banks from which the Fund borrows funds; and (xi) provide such assistance to the custodian and the Fund's counsel and auditors as generally may be required to carry on properly the business and operations of the Fund.

     (b) The Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its administration obligations under this Agreement, and shall at its own expense, pay the incremental Accounting Agent fees to the Custodian (currently estimated at $4,000 per month), provide office space, facilities, equipment and necessary personnel which it is obligated to provide under paragraph 4 hereof, except that the Fund shall pay the expenses of legal counsel as provided in paragraph 6 of this Agreement.

5.   Compensation

     (a) The Fund agrees to pay to the Adviser for all services rendered and the Adviser agrees to accept as full compensation for all services rendered by the Adviser pursuant to this Agreement, a fee computed and payable monthly in an amount equal to 0.41% for the Fund's first five fiscal years and 0.40% for each year thereafter of the Fund's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The Adviser may waive its right to any fee to which it is entitled hereunder, provided such waiver is delivered to the Fund in writing.

     (b) For purposes of this Agreement, the average weekly net assets of the Fund shall mean the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares issued by the Fund and any Preferred Shares issued by the Fund (the "Preferred Shares") and any accumulated dividends on any Preferred Shares, but without deducting the aggregate liquidation value of the Preferred Shares. The average weekly net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the net asset value of the Fund's shares or delegating such calculations to third parties.

6.   Duration and Termination

     This Agreement shall become effective on the date first set forth above and shall continue until __________, 2007 This Agreement shall continue thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the 1940 Act).

7.   Notices

     Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

8.   Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                            HYPERION COLLATERALIZED SECURITIES FUND, INC.


                            By:
                                    ----------------------------
                                    Name:
                                    Title:

                            HYPERION CAPITAL MANAGEMENT, INC.


                            By:
                                    ---------------------------
                                    Name:
                                    Title:

                       SPECIAL MEETING OF STOCKHOLDERS OF

                       HYPERION COLLATERALIZED SECURITIES FUND, INC.

                                 APRIL 19, 2005

       PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE.

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.

 ------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]
 ------------------------------------------------------------------------------

1.          APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT.

                            FOR               AGAINST             ABSTAIN
                            [  ]                [  ]                 [  ]

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NEW INVESTMENT ADVISORY AGREEMENT IN THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT THE RIGHT AND INDICATE YOUR NEW ADDRESS IN THE ADDRESS SPACE ABOVE. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(s) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD. [ ]


             PLEASE CHECK IF YOU PLAN ON ATTENDING THE MEETING. [ ]
                 ==============================================

SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________
SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.




                                      PROXY

                       HYPERION COLLATERIZED SECURITIES FUND, INC.

                 THIS PROXY SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints DANIEL S. KIM and THOMAS F. DOODIAN each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion Collateralized Securities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Hyperion Capital Management, Inc., One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404, on Tuesday, April 19, 2005 at 1:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
COMMENTS:







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